UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 17, 2016

Citigroup Commercial Mortgage Trust 2016-C3

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001687605)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-08	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 17, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-C3, Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”) and the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $663,821,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Barclays Capital Inc. (“BCI”), Cantor Fitzgerald & Co. (“CF&Co.”) and Academy Securities, Inc. (“Academy Securities” and, collectively with Citigroup, BCI and CF&Co. in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 3, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup, BCI and CF&Co. are acting as co-lead managers, and Academy Securities is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated October 31, 2016, and by the Prospectus, dated November 3, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $92,671,189, were sold to Citigroup, BCI, CF&Co. and Academy Securities (collectively with Citigroup, BCI and CF&Co. in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 3, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-C3 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 72 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2016 (the “Barclays Mortgage Loan Purchase

Agreement”), between the Depositor and Barclays, (iii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, and (iv) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2016 (the “Rialto Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the CCRE Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and Rialto. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively.

The Briarwood Mall Mortgage Loan is required to be serviced and administered pursuant to the MSBAM 2016-C30 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Briarwood Mall Mortgage Loan), and the holder of the Briarwood Mall Companion Loans are generally governed by the Briarwood Mall Co-Lender Agreement. The MSBAM 2016-C30 Pooling and Servicing Agreement and the Briarwood Mall Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.6, respectively.

The 101 Hudson Street Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2016-C36 Pooling and Servicing Agreement until the 101 Hudson Street Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 101 Hudson Street Mortgage Loan), and the holder of the 101 Hudson Street Companion Loans are generally governed by the 101 Hudson Street Co-Lender Agreement. The WFCM 2016-C36 Pooling and Servicing Agreement and the 101 Hudson Street Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.7, respectively.

The 80 Park Plaza Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 80 Park Plaza Mortgage Loan), and the holders of the 80 Park Plaza Companion Loans are generally governed by the 80 Park Plaza Co-Lender Agreement. The 80 Park Plaza Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Potomac Mills Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement until the Potomac Mills Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Potomac Mills Mortgage Loan), and the holders of the Potomac Mills Companion Loans are generally governed by the Potomac Mills Co-Lender Agreement. The Potomac Mills Co-Lender Agreement is attached hereto as Exhibit 4.9.

The Hill7 Office Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement until the Hill7 Office Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Hill7 Office Mortgage Loan), and the holders of the Hill7 Office Companion Loans are generally governed by the Hill7 Office Co-Lender Agreement. The Hill7 Office Co-Lender Agreement is attached hereto as Exhibits 4.10.

The Quantum Park Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement until the Quantum Park Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Quantum Park Mortgage Loan), and the holders of the Quantum Park Companion Loans are generally governed by the Quantum Park Co-Lender Agreement. The Quantum Park Co-Lender Agreement is attached hereto as Exhibit 4.11.

The College Boulevard Portfolio Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-P5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the College Boulevard Portfolio Mortgage Loan), and the holder of the College Boulevard Portfolio Companion Loan are generally governed by the College Boulevard Portfolio Co-Lender Agreement. The CGCMT 2016-P5 Pooling and Servicing Agreement and the College Boulevard Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.12, respectively.

The Marriott Hilton Head Resort & Spa Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement until the Marriott Hilton Head Resort & Spa Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Marriott Hilton Head Resort & Spa Mortgage Loan), and the holders of the Marriott Hilton Head Resort & Spa Companion Loans are generally governed by the Marriott Hilton Head Resort & Spa Co-Lender Agreement. The Marriott Hilton Head Resort & Spa Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Mills Fleet Farm Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Mills Fleet Farm Mortgage Loan), and the holders of the Mills Fleet Farm Companion Loans are generally governed by the Mills Fleet Farm Co-Lender Agreement. The Mills Fleet Farm Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Marriott Saddle Brook Mortgage Loan is required to be serviced and administered pursuant to the SGCMS 2016-C5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Marriott Saddle Brook Mortgage Loan), and the holders of the Marriott Saddle Brook Companion Loans are generally governed by the Marriott Saddle Brook Co-Lender Agreement. The SGCMS 2016-C5 Pooling and Servicing Agreement and the Marriott Saddle Brook Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.15, respectively.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, Barclays, CCRE and Rialto. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,449,439, were approximately $774,323,092. Of the expenses paid by the Depositor, approximately $443,900 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,005,539 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated November 3, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Berkeley Point Capital LLC will also act as primary servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.5, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	MSBAM 2016-C30 Pooling and Servicing Agreement
Exhibit 4.3	WFCM 2016-C36 Pooling and Servicing Agreement
Exhibit 4.4	CGCMT 2016-P5 Pooling and Servicing Agreement
Exhibit 4.5	SGCMS 2016-C5 Pooling and Servicing Agreement
Exhibit 4.6	Briarwood Mall Co-Lender Agreement
Exhibit 4.7	101 Hudson Street Co-Lender Agreement
Exhibit 4.8	80 Park Plaza Co-Lender Agreement
Exhibit 4.9	Potomac Mills Co-Lender Agreement
Exhibit 4.10	Hill7 Office Co-Lender Agreement
Exhibit 4.11	Quantum Park Co-Lender Agreement
Exhibit 4.12	College Boulevard Portfolio Co-Lender Agreement
Exhibit 4.13	Marriott Hilton Head Resort & Spa Co-Lender Agreement
Exhibit 4.14	Mills Fleet Farm Co-Lender Agreement
Exhibit 4.15	Marriott Saddle Brook Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 17, 2016
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 17, 2016 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 17, 2016 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 3, 2016, which such certification is dated November 3, 2016
Exhibit 99.1	CGMRC Mortgage Loan Purchase Agreement

Exhibit 99.2	Barclays Mortgage Loan Purchase Agreement
Exhibit 99.3	CCRE Mortgage Loan Purchase Agreement
Exhibit 99.4	Rialto Mortgage Loan Purchase Agreement
Exhibit 99.5	Primary Servicing Agreement, dated as of November 1, 2016, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-C3 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	MSBAM 2016-C30 Pooling and Servicing Agreement	(E)
4.3	WFCM 2016-C36 Pooling and Servicing Agreement	(E)
4.4	CGCMT 2016-P5 Pooling and Servicing Agreement	(E)
4.5	SGCMS 2016-C5 Pooling and Servicing Agreement	(E)
4.6	Briarwood Mall Co-Lender Agreement	(E)
4.7	101 Hudson Street Co-Lender Agreement	(E)
4.8	80 Park Plaza Co-Lender Agreement	(E)
4.9	Potomac Mills Co-Lender Agreement	(E)
4.10	Hill7 Office Co-Lender Agreement	(E)
4.11	Quantum Park Co-Lender Agreement	(E)
4.12	College Boulevard Portfolio Co-Lender Agreement	(E)
4.13	Marriott Hilton Head Resort & Spa Co-Lender Agreement	(E)
4.14	Mills Fleet Farm Co-Lender Agreement	(E)
4.15	Marriott Saddle Brook Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 17, 2016	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 17, 2016 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 17, 2016 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 3, 2016, which such certification is dated November 3, 2016	(E)
99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	Barclays Mortgage Loan Purchase Agreement	(E)
99.3	CCRE Mortgage Loan Purchase Agreement	(E)
99.4	Rialto Mortgage Loan Purchase Agreement	(E)

99.5	Primary Servicing Agreement, dated as of November 1, 2016, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer	(E)